                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT

                                  JUNE 28, 2005

                        (DATE OF EARLIEST EVENT REPORTED)
                                 (JUNE 24, 2005)

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

          RHODE ISLAND                           05-0318215
          (STATE OR OTHER JURISDICTION OF        (IRS EMPLOYER IDENTIFICATION
          INCORPORATION OR ORGANIZATION)         NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 24, 2005, following the approval of its Audit Committee, the Registrant engaged the services of Grant Thornton LLP (GT) as its principal accountant to audit the Company's financial statements.
GT will audit the financial statements of Astro-Med, Inc. for the fiscal year ending January 31, 2006.

During the two most recent fiscal years of the Company ended January 31, 2005 and
2004 or any subsequent interim period prior to GT's engagement, the Company did not consult with GT regarding any of the matters or events set forth in Item
304 (a) (2) (i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the  requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DATE: June 28, 2005                                  ASTRO-MED, INC.

                                                              By: /s/ Joseph P. O'Connell
                                                                  ----------------------------------------
                                                              Vice President ,Treasurer and Chief
                                                              Financial Officer